                                 EXHIBIT 10(F)
                        DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of the date executed, by and between SOUTHSIDE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and SAM DAWSON, hereinafter called EXECUTIVE. This Agreement amends and restates the Agreement executed as of June 30, 1994 by Sam Dawson, EXECUTIVE, and B. G. Hartley for the BANK.

                              W I T N E S S E T H:

                                       I.

         The Board of Directors of BANK have determined that the service of EXECUTIVE to BANK since employment of EXECUTIVE has been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK. The Board of Directors has further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profit of BANK and it is in the best interest of BANK to arrange for financial incentives for EXECUTIVE to remain in the employment of BANK for the balance of his work lifetime.


                                      II.

         BANK agrees to employ EXECUTIVE in such capacity as BANK may from time to time determine. EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may from time to time be assigned to such EXECUTIVE. BANK shall have sole discretion over compensation to be paid to EXECUTIVE for the performance of such services. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory services to BANK. Nothing in this Agreement shall be construed as any limitation of the BANK's right and privilege to discontinue the employment of the EXECUTIVE at any time, subject to the deferred compensation provisions set forth in this Agreement.

                                      III.

         It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his total and permanent disability, death, or retirement, whichever occurs first, BANK agrees to pay the sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) to EXECUTIVE or his surviving spouse or designated beneficiaries as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur:

         A. The total and permanent disability of EXECUTIVE. (For the purposes of this Agreement, total and permanent disability shall be defined as a physical or mental impairment, non-self-induced, as diagnosed by a medical doctor selected by BANK, that so incapacitates or disables EXECUTIVE such that EXECUTIVE is no longer able to perform the essential functions of his position with reasonable accommodation and that in the opinion of such medical doctor, such condition is permanent);


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
         B. The retirement of EXECUTIVE. (For the purposes of this Agreement, retirement of EXECUTIVE shall be defined as EXECUTIVE's termination of employment with the BANK at or after attainment of age sixty-five (65)); or

         C.      The death of EXECUTIVE.

         Deferred compensation, when it commences, shall be payable in 120 equal consecutive monthly installments of FOUR THOUSAND ONE HUNDRED SIXTY-SIX AND 67/100 DOLLARS ($4,166.67) each.

                                      IV.

         EXECUTIVE shall have the right to name a beneficiary other than his spouse, provided, such designation of beneficiary be in writing and signed by EXECUTIVE and EXECUTIVE's spouse, and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiaries if the designated beneficiary fails to survive EXECUTIVE or fails to survive the term of payout, as provided above. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefit as provided herein shall go to the surviving spouse or, should the EXECUTIVE'S spouse die simultaneously or predecease him or die during the term of the payment of benefits, to his then surviving children in equal portions.


                                       V.

         If EXECUTIVE should die prior to retirement and such death is the result of a suicide, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should BANK so elect to purchase such insurance for its own benefit. If there is no policy, no death benefit shall be payable if death is the result of a suicide.


                                      VI.

         If for any reason other than good cause, EXECUTIVE'S employment is involuntarily terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purposes of this Agreement. For the purposes of this Agreement, "good cause" shall be defined as action or inaction equivalent to habitual dereliction of duty, gross insubordination, willful misconduct, criminal conduct, gross negligence, or willful or malicious violation of federal or state banking statutes with the intent by the EXECUTIVE to derive personal financial benefit or to do financial harm to the Bank.


                                      VII.

         If, prior to a Change in Control, EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due EXECUTIVE under this Agreement. If, after a Change in Control, the EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death, disability, or good reason, no amounts shall be due EXECUTIVE under this Agreement. After a Change in Control, a termination for good reason shall be deemed the same as retirement for the purposes of this Agreement. For purposes of this Agreement "good reason" shall mean that the EXECUTIVE resigns from his position(s) with the BANK after the occurrence of any of the following as determined by the EXECUTIVE in good faith:

                 (i) Without his express written consent, the assignment to the EXECUTIVE of any duties that are clearly inconsistent with his positions, duties, responsibilities and status with the BANK as in effect immediately before the execution of this Agreement or a detrimental change in his titles or offices as in effect immediately before execution of this Agreement, or any removal of the EXECUTIVE from or any failures to re-elect the EXECUTIVE to any of such positions, except in connection with the termination of his employment for good cause or as a result of his disability or death;

                 (ii) A reduction of the EXECUTIVE'S base salary or overall compensation (other than as a result of year to year variations in bonuses consistent with past practices or consistent with the similar reductions applied to the BANK's entire workforce) without the prior written consent of the EXECUTIVE;

                 (iii) The BANK shall relocate its principal executive offices or require EXECUTIVE to have as his principal location of work any location which is in excess of thirty (30) miles from the current location of the BANK or to travel away from his office in the course of discharging his responsibilities or duties hereunder more than thirty (30) consecutive calendar days or an aggregate of more than ninety (90) calendar days in any consecutive three hundred sixty-five
         (365) calendar-day period without in either case his prior consent; or

                 (v) Failure by the BANK to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the BANK, by agreement in form and substance satisfactory to the EXECUTIVE, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the BANK would be required to perform it if no such succession had taken place.

                 (vi) As a result of a Change in Control of the BANK or of Southside Bancshares, Inc. ("BHC") and a change in circumstances thereafter significantly affecting his position, the EXECUTIVE is rendered substantially unable to carry out, or has been substantially hindered in the performance of, any of the authorities, powers, functions, responsibilities or duties attached to his position immediately prior to the Change in Control of the BANK, which situation is not remedied within thirty (30) calendar days after receipt by the BANK of written notice from the EXECUTIVE of such determination. For purposes of this section, a "Change in Control" shall be deemed to have occurred in the event of any of the following:

                          (1) a change in the ownership of the capital stock of the BANK where a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the BANK or of BHC which constitutes 50% or more of the combined voting power of the BANK's (or BHC's) then outstanding capital stock then entitled to vote generally in the election of directors; or

                          (2) the persons who were members of the Board of Directors of the BANK or BHC immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of the Board of Directors; or

                          (3) the adoption by the Board of Directors of the BANK or of the BHC of a merger, consolidation or reorganization plan involving the BANK in which the BANK or BHC is not the surviving entity, or a sale of all or substantially all of the assets of the BANK or BHC. For purposes of this Agreement, a sale of all or substantially all of the assets of the BANK or BHC shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the BANK or BHC that have an aggregate fair market value equal to 50% of the fair market value of all of the gross assets of the BANK or BHC immediately prior to such acquisition or acquisitions; or

                          (4) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either 50% or more of the BANK's or BHC's outstanding shares of Common Stock or shares of capital stock having 50% or more of the combined voting power of the BANK's or BHC's then outstanding capital stock (other than an offer made by the BANK or BHC), and sufficient shares are acquired under the offer to cause such person to own 50% or more of the voting power; or

                          (5) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this subsection (vi).

                 (vii) The BANK's failure to perform any material provision of this Agreement.

                 (viii) Any requirement by the BANK or the Board of Directors of the BANK that the EXECUTIVE perform, assist, abet or approve any act which is or could be construed to be illegal under any federal, state or local law.





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
                                      VII.

         Neither EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgments of EXECUTIVE or beneficiaries, nor shall such benefits be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.


                                     VIII.

         The BANK shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The EXECUTIVE, his Beneficiary or any successor-in-interest to him shall be and remain simply a general creditor of the BANK in the same manner as any other creditor having a general unsecured claim.

         For purposes of the Internal Revenue Code, the BANK intends this Agreement to be an unfunded, unsecured promise to pay on the part of the BANK. For purposes of ERISA, the BANK intends that this Agreement be an unfunded arrangement for the benefit of a select member of management, who is a highly compensated employee of the BANK for the purpose of qualifying this Agreement for the "top hat" plan exception under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Should the BANK elect to satisfy its obligations under this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the BANK reserves the absolute right, in its sole discretion, to terminate such at any time, in whole or in part. Any such funding shall in no event affect EXECUTIVE'S rights and it is not intended that any BANK asset be segregated or considered a plan asset. At no time shall the EXECUTIVE have or be deemed to have any lien nor right, title or interest in or to any specific investment or to any assets of the BANK; rather the EXECUTIVE shall remain a general unsecured creditor of the BANK.

         If the BANK elects to invest in a life insurance, disability or annuity policy upon the life of EXECUTIVE, the EXECUTIVE shall assist the BANK by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


                                      IX.

         The Board of Directors of the BANK shall have the exclusive power and authority to interpret and construe the Agreement. The Board of Directors of the BANK may engage agents to assist it and may engage legal counsel, who may be counsel to the BANK. The Agreement may be amended, suspended or terminated, in whole or in part, only by a written instrument signed by a duly authorized officer of the BANK and by EXECUTIVE.





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
                                       X.

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         Nothing contained in this Agreement shall affect the right of the EXECUTIVE to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the BANK's existing or future compensation structure.

         The validity and interpretation of this Agreement shall be governed by the laws of the State of Texas or Federal laws, where applicable.

         No provision of this Agreement shall be deemed or construed to create specific employment rights to the EXECUTIVE nor limit the right of the BANK to discharge the EXECUTIVE at any time with or without cause. In a similar fashion, no provision shall limit the EXECUTIVE'S rights to voluntarily sever his employment at any time.

         The BANK shall deduct from the amount of any payment made pursuant to this Agreement any amounts required to be paid or withheld by the BANK with respect to federal or state taxes. By executing this Agreement, the EXECUTIVE agrees to all such deductions.

         In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Agreement shall not in any way be affected or impaired.


                                      XI.

         In the event of any claim or controversy arising out of or relating to this Agreement or the breach of this Agreement, the parties agree that all such claims or controversies shall be resolved by final and binding arbitration in Smith County, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date when the claim or controversy first arises. Either party must communicate its request for arbitration under this section in writing ("Arbitration Notice") to the other party within one hundred twenty (120) days from the date the claim or controversy first arises. Failure to communicate Arbitration Notice within one hundred twenty (120) days shall constitute a waiver of any such claim or controversy.

         All claims or controversies subject to arbitration under this section shall be submitted to an arbitration hearing within thirty (30) days from the date Arbitration Notice is communicated by either party. All claims or controversies submitted to arbitration under this section shall be resolved by a panel of three (3) arbitrators who are licensed to practice law in the State of Texas and who are experienced in the arbitration of employment disputes. These arbitrators shall be selected in accordance with the applicable Commercial Arbitration Rules or by agreement of the parties. Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter. The arbitrators shall issue a decision on any claim or controversy within thirty (30) days from the date the arbitration hearing is completed. The parties shall have the right to be represented by legal counsel at any arbitration hearing. The costs of any arbitration hearing, including the attorneys' fees incurred by both parties (including any costs, expenses or attorneys' fees incurred in





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
filing any lawsuit to compel arbitration under this section, if applicable), shall be paid by the losing party or parties.

         The arbitration provisions in this section are subject to the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (West 1994) (or any successor provisions) and may be specifically enforced by any party, and submission to arbitration proceedings compelled, by any Court of competent jurisdiction. The decision of the arbitrators may be specifically enforced by any party in any court of competent jurisdiction.

                                      XII.

         This Agreement shall be binding upon and inure to the benefit of EXECUTIVE, his heirs and personal representative, and BANK and its successors and assigns and supersedes all prior agreements between EXECUTIVE and BANK regarding deferred compensation. It is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of BANK to discharge EXECUTIVE, with or without cause, or restrict the right of EXECUTIVE to terminate his employment. However, termination of employment by EXECUTIVE prior to retirement for any reason not specifically entitling EXECUTIVE to compensation under the preceding terms of this Agreement shall terminate all obligations of BANK hereunder.

         EXECUTED this ______ day of _______________________, 1997.




                                        ----------------------------------------
                                        SAM DAWSON, EXECUTIVE


                                        SOUTHSIDE BANK



                                        By:
                                            ------------------------------------
                                            B. G. HARTLEY, CHAIRMAN OF THE BOARD

ATTEST:


-------------------------------------
VICE CHAIRMAN OF THE BOARD





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



                        DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of the date executed, by and between SOUTHSIDE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and LEE GIBSON, hereinafter called EXECUTIVE. This Agreement amends and restates the Agreement executed as of June 30, 1994 by Lee Gibson, EXECUTIVE, and B. G. Hartley for the BANK.

                              W I T N E S S E T H:

                                       I.

         The Board of Directors of BANK have determined that the service of EXECUTIVE to BANK since employment of EXECUTIVE has been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK. The Board of Directors has further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profit of BANK and it is in the best interest of BANK to arrange for financial incentives for EXECUTIVE to remain in the employment of BANK for the balance of his work lifetime.


                                      II.

         BANK agrees to employ EXECUTIVE in such capacity as BANK may from time to time determine. EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may from time to time be assigned to such EXECUTIVE. BANK shall have sole discretion over compensation to be paid to EXECUTIVE for the performance of such services. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory services to BANK. Nothing in this Agreement shall be construed as any limitation of the BANK's right and privilege to discontinue the employment of the EXECUTIVE at any time, subject to the deferred compensation provisions set forth in this Agreement.

                                      III.

         It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his total and permanent disability, death, or retirement, whichever occurs first, BANK agrees to pay the sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) to EXECUTIVE or his surviving spouse or designated beneficiaries as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur:

         A. The total and permanent disability of EXECUTIVE. (For the purposes of this Agreement, total and permanent disability shall be defined as a physical or mental impairment, non-self-induced, as diagnosed by a medical doctor selected by BANK, that so incapacitates or disables EXECUTIVE such that EXECUTIVE is no longer able to perform the essential functions of his position with reasonable accommodation and that in the opinion of such medical doctor, such condition is permanent);





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



         B. The retirement of EXECUTIVE. (For the purposes of this Agreement, retirement of EXECUTIVE shall be defined as EXECUTIVE's termination of employment with the BANK at or after attainment of age sixty-five (65)); or

         C.      The death of EXECUTIVE.

         Deferred compensation, when it commences, shall be payable in 120 equal consecutive monthly installments of THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($3,333.33) each.


                                      IV.

         EXECUTIVE shall have the right to name a beneficiary other than his spouse, provided, such designation of beneficiary be in writing and signed by EXECUTIVE and EXECUTIVE's spouse, and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiaries if the designated beneficiary fails to survive EXECUTIVE or fails to survive the term of payout, as provided above. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefit as provided herein shall go to the surviving spouse or, should the EXECUTIVE'S spouse die simultaneously or predecease him or die during the term of the payment of benefits, to his then surviving children in equal portions.


                                       V.

         If EXECUTIVE should die prior to retirement and such death is the result of a suicide, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should BANK so elect to purchase such insurance for its own benefit. If there is no policy, no death benefit shall be payable if death is the result of a suicide.


                                      VI.

         If for any reason other than good cause, EXECUTIVE'S employment is involuntarily terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purposes of this Agreement. For the purposes of this Agreement, "good cause" shall be defined as action or inaction equivalent to habitual dereliction of duty, gross insubordination, willful misconduct, criminal conduct, gross negligence, or willful or malicious violation of federal or state banking statutes with the intent by the EXECUTIVE to derive personal financial benefit or to do financial harm to the Bank.


                                      VII.

         If, prior to a Change in Control, EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due EXECUTIVE under this Agreement. If, after a Change in Control, the EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death, disability, or good reason, no amounts shall be due EXECUTIVE under this Agreement. After a Change in Control, a termination for good reason shall be deemed the same as retirement for the purposes of this Agreement. For purposes of this Agreement "good reason" shall mean that the EXECUTIVE resigns from his position(s) with the BANK after the occurrence of any of the following as determined by the EXECUTIVE in good faith:

                 (i) Without his express written consent, the assignment to the EXECUTIVE of any duties that are clearly inconsistent with his positions, duties, responsibilities and status with the BANK as in effect immediately before the execution of this Agreement or a detrimental change in his titles or offices as in effect immediately before execution of this Agreement, or any removal of the EXECUTIVE from or any failures to re-elect the EXECUTIVE to any of such positions, except in connection with the termination of his employment for good cause or as a result of his disability or death;

                 (ii) A reduction of the EXECUTIVE'S base salary or overall compensation (other than as a result of year to year variations in bonuses consistent with past practices or consistent with the similar reductions applied to the BANK's entire workforce) without the prior written consent of the EXECUTIVE;

                 (iii) The BANK shall relocate its principal executive offices or require EXECUTIVE to have as his principal location of work any location which is in excess of thirty (30) miles from the current location of the BANK or to travel away from his office in the course of discharging his responsibilities or duties hereunder more than thirty (30) consecutive calendar days or an aggregate of more than ninety (90) calendar days in any consecutive three hundred sixty-five
         (365) calendar-day period without in either case his prior consent; or

                 (v) Failure by the BANK to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the BANK, by agreement in form and substance satisfactory to the EXECUTIVE, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the BANK would be required to perform it if no such succession had taken place.

                 (vi) As a result of a Change in Control of the BANK or of Southside Bancshares, Inc. ("BHC") and a change in circumstances thereafter significantly affecting his position, the EXECUTIVE is rendered substantially unable to carry out, or has been substantially hindered in the performance of, any of the authorities, powers, functions, responsibilities or duties attached to his position immediately prior to the Change in Control of the BANK, which situation is not remedied within thirty (30) calendar days after receipt by the BANK of written notice from the EXECUTIVE of such determination. For purposes of this section, a "Change in Control" shall be deemed to have occurred in the event of any of the following:

                          (1) a change in the ownership of the capital stock of the BANK where a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the BANK or of BHC which constitutes 50% or more of the combined voting power of the BANK's (or BHC's) then outstanding capital stock then entitled to vote generally in the election of directors; or

                          (2) the persons who were members of the Board of Directors of the BANK or BHC immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of the Board of Directors; or

                          (3) the adoption by the Board of Directors of the BANK or of the BHC of a merger, consolidation or reorganization plan involving the BANK in which the BANK or BHC is not the surviving entity, or a sale of all or substantially all of the assets of the BANK or BHC. For purposes of this Agreement, a sale of all or substantially all of the assets of the BANK or BHC shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the BANK or BHC that have an aggregate fair market value equal to 50% of the fair market value of all of the gross assets of the BANK or BHC immediately prior to such acquisition or acquisitions; or

                          (4) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either 50% or more of the BANK's or BHC's outstanding shares of Common Stock or shares of capital stock having 50% or more of the combined voting power of the BANK's or BHC's then outstanding capital stock (other than an offer made by the BANK or BHC), and sufficient shares are acquired under the offer to cause such person to own 50% or more of the voting power; or

                          (5) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this subsection (vi).

                 (vii) The BANK's failure to perform any material provision of this Agreement.

                 (viii) Any requirement by the BANK or the Board of Directors of the BANK that the EXECUTIVE perform, assist, abet or approve any act which is or could be construed to be illegal under any federal, state or local law.

                                      VII.

         Neither EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgments of EXECUTIVE or beneficiaries, nor shall such benefits be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.


                                     VIII.

         The BANK shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The EXECUTIVE, his Beneficiary or any successor-in-interest to him shall be and remain simply a general creditor of the BANK in the same manner as any other creditor having a general unsecured claim.

         For purposes of the Internal Revenue Code, the BANK intends this Agreement to be an unfunded, unsecured promise to pay on the part of the BANK. For purposes of ERISA, the BANK intends that this Agreement be an unfunded arrangement for the benefit of a select member of management, who is a highly compensated employee of the BANK for the purpose of qualifying this Agreement for the "top hat" plan exception under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Should the BANK elect to satisfy its obligations under this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the BANK reserves the absolute right, in its sole discretion, to terminate such at any time, in whole or in part. Any such funding shall in no event affect EXECUTIVE'S rights and it is not intended that any BANK asset be segregated or considered a plan asset. At no time shall the EXECUTIVE have or be deemed to have any lien nor right, title or interest in or to any specific investment or to any assets of the BANK; rather the EXECUTIVE shall remain a general unsecured creditor of the BANK.

         If the BANK elects to invest in a life insurance, disability or annuity policy upon the life of EXECUTIVE, the EXECUTIVE shall assist the BANK by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


                                      IX.

         The Board of Directors of the BANK shall have the exclusive power and authority to interpret and construe the Agreement. The Board of Directors of the BANK may engage agents to assist it and may engage legal counsel, who may be counsel to the BANK. The Agreement may be amended, suspended or terminated, in whole or in part, only by a written instrument signed by a duly authorized officer of the BANK and by EXECUTIVE.

                                       X.

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         Nothing contained in this Agreement shall affect the right of the EXECUTIVE to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the BANK's existing or future compensation structure.

         The validity and interpretation of this Agreement shall be governed by the laws of the State of Texas or Federal laws, where applicable.

         No provision of this Agreement shall be deemed or construed to create specific employment rights to the EXECUTIVE nor limit the right of the BANK to discharge the EXECUTIVE at any time with or without cause. In a similar fashion, no provision shall limit the EXECUTIVE'S rights to voluntarily sever his employment at any time.

         The BANK shall deduct from the amount of any payment made pursuant to this Agreement any amounts required to be paid or withheld by the BANK with respect to federal or state taxes. By executing this Agreement, the EXECUTIVE agrees to all such deductions.

         In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Agreement shall not in any way be affected or impaired.


                                      XI.

         In the event of any claim or controversy arising out of or relating to this Agreement or the breach of this Agreement, the parties agree that all such claims or controversies shall be resolved by final and binding arbitration in Smith County, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date when the claim or controversy first arises. Either party must communicate its request for arbitration under this section in writing ("Arbitration Notice") to the other party within one hundred twenty (120) days from the date the claim or controversy first arises. Failure to communicate Arbitration Notice within one hundred twenty (120) days shall constitute a waiver of any such claim or controversy.

         All claims or controversies subject to arbitration under this section shall be submitted to an arbitration hearing within thirty (30) days from the date Arbitration Notice is communicated by either party. All claims or controversies submitted to arbitration under this section shall be resolved by a panel of three (3) arbitrators who are licensed to practice law in the State of Texas and who are experienced in the arbitration of employment disputes. These arbitrators shall be selected in accordance with the applicable Commercial Arbitration Rules or by agreement of the parties. Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter. The arbitrators shall issue a decision on any claim or controversy within thirty (30) days from the date the arbitration hearing is completed. The parties shall have the right to be represented by legal counsel at any arbitration hearing. The costs of any arbitration hearing, including the attorneys' fees incurred by both parties (including any costs, expenses or attorneys' fees incurred in filing any lawsuit to compel arbitration under this section, if applicable), shall be paid by the losing party or parties.

         The arbitration provisions in this section are subject to the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (West 1994) (or any successor provisions) and may be specifically enforced by any party, and submission to arbitration proceedings compelled, by any Court of competent jurisdiction. The decision of the arbitrators may be specifically enforced by any party in any court of competent jurisdiction.

                                      XII.

         This Agreement shall be binding upon and inure to the benefit of EXECUTIVE, his heirs and personal representative, and BANK and its successors and assigns and supersedes all prior agreements between EXECUTIVE and BANK regarding deferred compensation. It is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of BANK to discharge EXECUTIVE, with or without cause, or restrict the right of EXECUTIVE to terminate his employment. However, termination of employment by EXECUTIVE prior to retirement for any reason not specifically entitling EXECUTIVE to compensation under the preceding terms of this Agreement shall terminate all obligations of BANK hereunder.

         EXECUTED this ______ day of _______________________, 1997.





                                        ----------------------------------------
                                        LEE GIBSON, EXECUTIVE


                                        SOUTHSIDE BANK



                                        By:
                                            ------------------------------------
                                            B. G. HARTLEY, CHAIRMAN OF THE BOARD



ATTEST:

----------------------------------
VICE CHAIRMAN OF THE BOARD

                        DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of the date executed, by and between SOUTHSIDE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and JERYL STORY, hereinafter called EXECUTIVE. This Agreement amends and restates the Agreement executed as of June 30, 1994 by Jeryl Story, EXECUTIVE, and B. G. Hartley for the BANK.

                              W I T N E S S E T H:

                                       I.

         The Board of Directors of BANK have determined that the service of EXECUTIVE to BANK since employment of EXECUTIVE has been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK. The Board of Directors has further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profit of BANK and it is in the best interest of BANK to arrange for financial incentives for EXECUTIVE to remain in the employment of BANK for the balance of his work lifetime.


                                      II.

         BANK agrees to employ EXECUTIVE in such capacity as BANK may from time to time determine. EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may from time to time be assigned to such EXECUTIVE. BANK shall have sole discretion over compensation to be paid to EXECUTIVE for the performance of such services. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory services to BANK. Nothing in this Agreement shall be construed as any limitation of the BANK's right and privilege to discontinue the employment of the EXECUTIVE at any time, subject to the deferred compensation provisions set forth in this Agreement.

                                      III.

         It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his total and permanent disability, death, or retirement, whichever occurs first, BANK agrees to pay the sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) to EXECUTIVE or his surviving spouse or designated beneficiaries as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur:

         A. The total and permanent disability of EXECUTIVE. (For the purposes of this Agreement, total and permanent disability shall be defined as a physical or mental impairment, non-self-induced, as diagnosed by a medical doctor selected by BANK, that so incapacitates or disables EXECUTIVE such that EXECUTIVE is no longer able to perform the essential functions of his position with reasonable accommodation and that in the opinion of such medical doctor, such condition is permanent);

         B. The retirement of EXECUTIVE. (For the purposes of this Agreement, retirement of EXECUTIVE shall be defined as EXECUTIVE's termination of employment with the BANK at or after attainment of age sixty-five (65)); or

         C.      The death of EXECUTIVE.

         Deferred compensation, when it commences, shall be payable in 120 equal consecutive monthly installments of THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($3,333.33) each.


                                      IV.

         EXECUTIVE shall have the right to name a beneficiary other than his spouse, provided, such designation of beneficiary be in writing and signed by EXECUTIVE and EXECUTIVE's spouse, and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiaries if the designated beneficiary fails to survive EXECUTIVE or fails to survive the term of payout, as provided above. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefit as provided herein shall go to the surviving spouse or, should the EXECUTIVE'S spouse die simultaneously or predecease him or die during the term of the payment of benefits, to his then surviving children in equal portions.


                                       V.

         If EXECUTIVE should die prior to retirement and such death is the result of a suicide, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should BANK so elect to purchase such insurance for its own benefit. If there is no policy, no death benefit shall be payable if death is the result of a suicide.


                                      VI.

         If for any reason other than good cause, EXECUTIVE'S employment is involuntarily terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purposes of this Agreement. For the purposes of this Agreement, "good cause" shall be defined as action or inaction equivalent to habitual dereliction of duty, gross insubordination, willful misconduct, criminal conduct, gross negligence, or willful or malicious violation of federal or state banking statutes with the intent by the EXECUTIVE to derive personal financial benefit or to do financial harm to the Bank.


                                      VII.

         If, prior to a Change in Control, EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due EXECUTIVE under this Agreement. If, after a Change in Control, the EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death, disability, or good reason, no amounts shall be due EXECUTIVE under this Agreement. After a Change in Control, a termination for good reason shall be deemed the same as retirement for the purposes of this Agreement. For purposes of this Agreement "good reason" shall mean that the EXECUTIVE resigns from his position(s) with the BANK after the occurrence of any of the following as determined by the EXECUTIVE in good faith:

                 (i) Without his express written consent, the assignment to the EXECUTIVE of any duties that are clearly inconsistent with his positions, duties, responsibilities and status with the BANK as in effect immediately before the execution of this Agreement or a detrimental change in his titles or offices as in effect immediately before execution of this Agreement, or any removal of the EXECUTIVE from or any failures to re-elect the EXECUTIVE to any of such positions, except in connection with the termination of his employment for good cause or as a result of his disability or death;

                 (ii) A reduction of the EXECUTIVE'S base salary or overall compensation (other than as a result of year to year variations in bonuses consistent with past practices or consistent with the similar reductions applied to the BANK's entire workforce) without the prior written consent of the EXECUTIVE;

                 (iii) The BANK shall relocate its principal executive offices or require EXECUTIVE to have as his principal location of work any location which is in excess of thirty (30) miles from the current location of the BANK or to travel away from his office in the course of discharging his responsibilities or duties hereunder more than thirty (30) consecutive calendar days or an aggregate of more than ninety (90) calendar days in any consecutive three hundred sixty-five
         (365) calendar-day period without in either case his prior consent; or

                 (v) Failure by the BANK to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the BANK, by agreement in form and substance satisfactory to the EXECUTIVE, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the BANK would be required to perform it if no such succession had taken place.

                 (vi) As a result of a Change in Control of the BANK or of Southside Bancshares, Inc. ("BHC") and a change in circumstances thereafter significantly affecting his position, the EXECUTIVE is rendered substantially unable to carry out, or has been substantially hindered in the performance of, any of the authorities, powers, functions, responsibilities or duties attached to his position immediately prior to the Change in Control of the BANK, which situation is not remedied within thirty (30) calendar days after receipt by the BANK of written notice from the EXECUTIVE of such determination. For purposes of this section, a "Change in Control" shall be deemed to have occurred in the event of any of the following:

                          (1) a change in the ownership of the capital stock of the BANK where a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the BANK or of BHC which constitutes 50% or more of the combined voting power of the BANK's (or BHC's) then outstanding capital stock then entitled to vote generally in the election of directors; or

                          (2) the persons who were members of the Board of Directors of the BANK or BHC immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of the Board of Directors; or

                          (3) the adoption by the Board of Directors of the BANK or of the BHC of a merger, consolidation or reorganization plan involving the BANK in which the BANK or BHC is not the surviving entity, or a sale of all or substantially all of the assets of the BANK or BHC. For purposes of this Agreement, a sale of all or substantially all of the assets of the BANK or BHC shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the BANK or BHC that have an aggregate fair market value equal to 50% of the fair market value of all of the gross assets of the BANK or BHC immediately prior to such acquisition or acquisitions; or

                          (4) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either 50% or more of the BANK's or BHC's outstanding shares of Common Stock or shares of capital stock having 50% or more of the combined voting power of the BANK's or BHC's then outstanding capital stock (other than an offer made by the BANK or BHC), and sufficient shares are acquired under the offer to cause such person to own 50% or more of the voting power; or

                          (5) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this subsection (vi).

                 (vii) The BANK's failure to perform any material provision of this Agreement.

                 (viii) Any requirement by the BANK or the Board of Directors of the BANK that the EXECUTIVE perform, assist, abet or approve any act which is or could be construed to be illegal under any federal, state or local law.

                                      VII.

         Neither EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgments of EXECUTIVE or beneficiaries, nor shall such benefits be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.


                                     VIII.

         The BANK shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The EXECUTIVE, his Beneficiary or any successor-in-interest to him shall be and remain simply a general creditor of the BANK in the same manner as any other creditor having a general unsecured claim.

         For purposes of the Internal Revenue Code, the BANK intends this Agreement to be an unfunded, unsecured promise to pay on the part of the BANK. For purposes of ERISA, the BANK intends that this Agreement be an unfunded arrangement for the benefit of a select member of management, who is a highly compensated employee of the BANK for the purpose of qualifying this Agreement for the "top hat" plan exception under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Should the BANK elect to satisfy its obligations under this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the BANK reserves the absolute right, in its sole discretion, to terminate such at any time, in whole or in part. Any such funding shall in no event affect EXECUTIVE'S rights and it is not intended that any BANK asset be segregated or considered a plan asset. At no time shall the EXECUTIVE have or be deemed to have any lien nor right, title or interest in or to any specific investment or to any assets of the BANK; rather the EXECUTIVE shall remain a general unsecured creditor of the BANK.

         If the BANK elects to invest in a life insurance, disability or annuity policy upon the life of EXECUTIVE, the EXECUTIVE shall assist the BANK by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


                                      IX.

         The Board of Directors of the BANK shall have the exclusive power and authority to interpret and construe the Agreement. The Board of Directors of the BANK may engage agents to assist it and may engage legal counsel, who may be counsel to the BANK. The Agreement may be amended, suspended or terminated, in whole or in part, only by a written instrument signed by a duly authorized officer of the BANK and by EXECUTIVE.

                                       X.

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         Nothing contained in this Agreement shall affect the right of the EXECUTIVE to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the BANK's existing or future compensation structure.

         The validity and interpretation of this Agreement shall be governed by the laws of the State of Texas or Federal laws, where applicable.

         No provision of this Agreement shall be deemed or construed to create specific employment rights to the EXECUTIVE nor limit the right of the BANK to discharge the EXECUTIVE at any time with or without cause. In a similar fashion, no provision shall limit the EXECUTIVE'S rights to voluntarily sever his employment at any time.

         The BANK shall deduct from the amount of any payment made pursuant to this Agreement any amounts required to be paid or withheld by the BANK with respect to federal or state taxes. By executing this Agreement, the EXECUTIVE agrees to all such deductions.

         In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Agreement shall not in any way be affected or impaired.


                                      XI.

         In the event of any claim or controversy arising out of or relating to this Agreement or the breach of this Agreement, the parties agree that all such claims or controversies shall be resolved by final and binding arbitration in Smith County, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date when the claim or controversy first arises. Either party must communicate its request for arbitration under this section in writing ("Arbitration Notice") to the other party within one hundred twenty (120) days from the date the claim or controversy first arises. Failure to communicate Arbitration Notice within one hundred twenty (120) days shall constitute a waiver of any such claim or controversy.

         All claims or controversies subject to arbitration under this section shall be submitted to an arbitration hearing within thirty (30) days from the date Arbitration Notice is communicated by either party. All claims or controversies submitted to arbitration under this section shall be resolved by a panel of three (3) arbitrators who are licensed to practice law in the State of Texas and who are experienced in the arbitration of employment disputes. These arbitrators shall be selected in accordance with the applicable Commercial Arbitration Rules or by agreement of the parties. Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter. The arbitrators shall issue a decision on any claim or controversy within thirty (30) days from the date the arbitration hearing is completed. The parties shall have the right to be represented by legal counsel at any arbitration hearing. The costs of any arbitration hearing, including the attorneys' fees incurred by both parties (including any costs, expenses or attorneys' fees incurred in filing any lawsuit to compel arbitration under this section, if applicable), shall be paid by the losing party or parties.

         The arbitration provisions in this section are subject to the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (West 1994) (or any successor provisions) and may be specifically enforced by any party, and submission to arbitration proceedings compelled, by any Court of competent jurisdiction. The decision of the arbitrators may be specifically enforced by any party in any court of competent jurisdiction.


                                      XII.

         This Agreement shall be binding upon and inure to the benefit of EXECUTIVE, his heirs and personal representative, and BANK and its successors and assigns and supersedes all prior agreements between EXECUTIVE and BANK regarding deferred compensation. It is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of BANK to discharge EXECUTIVE, with or without cause, or restrict the right of EXECUTIVE to terminate his employment. However, termination of employment by EXECUTIVE prior to retirement for any reason not specifically entitling EXECUTIVE to compensation under the preceding terms of this Agreement shall terminate all obligations of BANK hereunder.

         EXECUTED this ______ day of _______________________, 1997.




                                        ----------------------------------------
                                        JERYL STORY, EXECUTIVE


                                        SOUTHSIDE BANK



                                        By:
                                            ------------------------------------
                                            B. G. HARTLEY, CHAIRMAN OF THE BOARD



ATTEST:

-----------------------------------
VICE CHAIRMAN OF THE BOARD

                        DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of the date executed, by and between SOUTHSIDE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and LONNY UZZELL, hereinafter called EXECUTIVE. This Agreement executed as of October 15, 1997 by Lonny Uzzell, EXECUTIVE, and B. G. Hartley for the BANK.

                              W I T N E S S E T H:

                                       I.

         The Board of Directors of BANK have determined that the service of EXECUTIVE to BANK since employment of EXECUTIVE has been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK. The Board of Directors has further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profit of BANK and it is in the best interest of BANK to arrange for financial incentives for EXECUTIVE to remain in the employment of BANK for the balance of his work lifetime.


                                      II.

         BANK agrees to employ EXECUTIVE in such capacity as BANK may from time to time determine. EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may from time to time be assigned to such EXECUTIVE. BANK shall have sole discretion over compensation to be paid to EXECUTIVE for the performance of such services. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory services to BANK. Nothing in this Agreement shall be construed as any limitation of the BANK's right and privilege to discontinue the employment of the EXECUTIVE at any time, subject to the deferred compensation provisions set forth in this Agreement.

                                      III.

         It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his total and permanent disability, death, or retirement, whichever occurs first, BANK agrees to pay the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00) to EXECUTIVE or his surviving spouse or designated beneficiaries as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur:

         A. The total and permanent disability of EXECUTIVE. (For the purposes of this Agreement, total and permanent disability shall be defined as a physical or mental impairment, non-self-induced, as diagnosed by a medical doctor selected by BANK, that so incapacitates or disables EXECUTIVE such that EXECUTIVE is no longer able to perform the essential functions of his position with reasonable accommodation and that in the opinion of such medical doctor, such condition is permanent);

         B. The retirement of EXECUTIVE. (For the purposes of this Agreement, retirement of EXECUTIVE shall be defined as EXECUTIVE's termination of employment with the BANK at or after attainment of age sixty-five (65)); or

         C.      The death of EXECUTIVE.

         Deferred compensation, when it commences, shall be payable in 120 equal consecutive monthly installments of TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($2,500,00) each.


                                      IV.

         EXECUTIVE shall have the right to name a beneficiary other than his spouse, provided, such designation of beneficiary be in writing and signed by EXECUTIVE and EXECUTIVE's spouse, and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiaries if the designated beneficiary fails to survive EXECUTIVE or fails to survive the term of payout, as provided above. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefit as provided herein shall go to the surviving spouse or, should the EXECUTIVE'S spouse die simultaneously or predecease him or die during the term of the payment of benefits, to his then surviving children in equal portions.


                                       V.

         If EXECUTIVE should die prior to retirement and such death is the result of a suicide, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should BANK so elect to purchase such insurance for its own benefit. If there is no policy, no death benefit shall be payable if death is the result of a suicide.


                                      VI.

         If for any reason other than good cause, EXECUTIVE'S employment is involuntarily terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purposes of this Agreement. For the purposes of this Agreement, "good cause" shall be defined as action or inaction equivalent to habitual dereliction of duty, gross insubordination, willful misconduct, criminal conduct, gross negligence, or willful or malicious violation of federal or state banking statutes with the intent by the EXECUTIVE to derive personal financial benefit or to do financial harm to the Bank.


                                      VII.

         If, prior to a Change in Control, EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death or disability, no amounts shall be due EXECUTIVE under this Agreement. If, after a Change in Control, the EXECUTIVE terminates employment (as contrasted with termination initiated by BANK) prior to attainment of age 65 for any reason other than death, disability, or good reason, no amounts shall be due EXECUTIVE under this Agreement. After a Change in Control, a termination for good reason shall be deemed the same as retirement for the purposes of this Agreement. For purposes of this Agreement "good reason" shall mean that the EXECUTIVE resigns from his position(s) with the BANK after the occurrence of any of the following as determined by the EXECUTIVE in good faith:

                 (i) Without his express written consent, the assignment to the EXECUTIVE of any duties that are clearly inconsistent with his positions, duties, responsibilities and status with the BANK as in effect immediately before the execution of this Agreement or a detrimental change in his titles or offices as in effect immediately before execution of this Agreement, or any removal of the EXECUTIVE from or any failures to re-elect the EXECUTIVE to any of such positions, except in connection with the termination of his employment for good cause or as a result of his disability or death;

                 (ii) A reduction of the EXECUTIVE'S base salary or overall compensation (other than as a result of year to year variations in bonuses consistent with past practices or consistent with the similar reductions applied to the BANK's entire workforce) without the prior written consent of the EXECUTIVE;

                 (iii) The BANK shall relocate its principal executive offices or require EXECUTIVE to have as his principal location of work any location which is in excess of thirty (30) miles from the current location of the BANK or to travel away from his office in the course of discharging his responsibilities or duties hereunder more than thirty (30) consecutive calendar days or an aggregate of more than ninety (90) calendar days in any consecutive three hundred sixty-five
         (365) calendar-day period without in either case his prior consent; or

                 (v) Failure by the BANK to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the BANK, by agreement in form and substance satisfactory to the EXECUTIVE, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the BANK would be required to perform it if no such succession had taken place.

                 (vi) As a result of a Change in Control of the BANK or of Southside Bancshares, Inc. ("BHC") and a change in circumstances thereafter significantly affecting his position, the EXECUTIVE is rendered substantially unable to carry out, or has been substantially hindered in the performance of, any of the authorities, powers, functions, responsibilities or duties attached to his position immediately prior to the Change in Control of the BANK, which situation is not remedied within thirty (30) calendar days after receipt by the BANK of written notice from the EXECUTIVE of such determination. For purposes of this section, a "Change in Control" shall be deemed to have occurred in the event of any of the following:

                          (1) a change in the ownership of the capital stock of the BANK where a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the BANK or of BHC which constitutes 50% or more of the combined voting power of the BANK's (or BHC's) then outstanding capital stock then entitled to vote generally in the election of directors; or

                          (2) the persons who were members of the Board of Directors of the BANK or BHC immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of the Board of Directors; or

                          (3) the adoption by the Board of Directors of the BANK or of the BHC of a merger, consolidation or reorganization plan involving the BANK in which the BANK or BHC is not the surviving entity, or a sale of all or substantially all of the assets of the BANK or BHC. For purposes of this Agreement, a sale of all or substantially all of the assets of the BANK or BHC shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the BANK or BHC that have an aggregate fair market value equal to 50% of the fair market value of all of the gross assets of the BANK or BHC immediately prior to such acquisition or acquisitions; or

                          (4) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either 50% or more of the BANK's or BHC's outstanding shares of Common Stock or shares of capital stock having 50% or more of the combined voting power of the BANK's or BHC's then outstanding capital stock (other than an offer made by the BANK or BHC), and sufficient shares are acquired under the offer to cause such person to own 50% or more of the voting power; or

                          (5) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this subsection (vi).

                 (vii) The BANK's failure to perform any material provision of this Agreement.

                 (viii) Any requirement by the BANK or the Board of Directors of the BANK that the EXECUTIVE perform, assist, abet or approve any act which is or could be construed to be illegal under any federal, state or local law.

                                      VII.

         Neither EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgments of EXECUTIVE or beneficiaries, nor shall such benefits be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.


                                     VIII.

         The BANK shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The EXECUTIVE, his Beneficiary or any successor-in-interest to him shall be and remain simply a general creditor of the BANK in the same manner as any other creditor having a general unsecured claim.

         For purposes of the Internal Revenue Code, the BANK intends this Agreement to be an unfunded, unsecured promise to pay on the part of the BANK. For purposes of ERISA, the BANK intends that this Agreement be an unfunded arrangement for the benefit of a select member of management, who is a highly compensated employee of the BANK for the purpose of qualifying this Agreement for the "top hat" plan exception under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Should the BANK elect to satisfy its obligations under this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the BANK reserves the absolute right, in its sole discretion, to terminate such at any time, in whole or in part. Any such funding shall in no event affect EXECUTIVE'S rights and it is not intended that any BANK asset be segregated or considered a plan asset. At no time shall the EXECUTIVE have or be deemed to have any lien nor right, title or interest in or to any specific investment or to any assets of the BANK; rather the EXECUTIVE shall remain a general unsecured creditor of the BANK.

         If the BANK elects to invest in a life insurance, disability or annuity policy upon the life of EXECUTIVE, the EXECUTIVE shall assist the BANK by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


                                      IX.

         The Board of Directors of the BANK shall have the exclusive power and authority to interpret and construe the Agreement. The Board of Directors of the BANK may engage agents to assist it and may engage legal counsel, who may be counsel to the BANK. The Agreement may be amended, suspended or terminated, in whole or in part, only by a written instrument signed by a duly authorized officer of the BANK and by EXECUTIVE.

                                       X.

         Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         Nothing contained in this Agreement shall affect the right of the EXECUTIVE to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the BANK's existing or future compensation structure.

         The validity and interpretation of this Agreement shall be governed by the laws of the State of Texas or Federal laws, where applicable.

         No provision of this Agreement shall be deemed or construed to create specific employment rights to the EXECUTIVE nor limit the right of the BANK to discharge the EXECUTIVE at any time with or without cause. In a similar fashion, no provision shall limit the EXECUTIVE'S rights to voluntarily sever his employment at any time.

         The BANK shall deduct from the amount of any payment made pursuant to this Agreement any amounts required to be paid or withheld by the BANK with respect to federal or state taxes. By executing this Agreement, the EXECUTIVE agrees to all such deductions.

         In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Agreement shall not in any way be affected or impaired.


                                      XI.

         In the event of any claim or controversy arising out of or relating to this Agreement or the breach of this Agreement, the parties agree that all such claims or controversies shall be resolved by final and binding arbitration in Smith County, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date when the claim or controversy first arises. Either party must communicate its request for arbitration under this section in writing ("Arbitration Notice") to the other party within one hundred twenty (120) days from the date the claim or controversy first arises. Failure to communicate Arbitration Notice within one hundred twenty (120) days shall constitute a waiver of any such claim or controversy.

         All claims or controversies subject to arbitration under this section shall be submitted to an arbitration hearing within thirty (30) days from the date Arbitration Notice is communicated by either party. All claims or controversies submitted to arbitration under this section shall be resolved by a panel of three (3) arbitrators who are licensed to practice law in the State of Texas and who are experienced in the arbitration of employment disputes. These arbitrators shall be selected in accordance with the applicable Commercial Arbitration Rules or by agreement of the parties. Either party may request that the arbitration proceeding be stenographically recorded by a Certified Shorthand Reporter. The arbitrators shall issue a decision on any claim or controversy within thirty (30) days from the date the arbitration hearing is completed. The parties shall have the right to be represented by legal counsel at any arbitration hearing. The costs of any arbitration hearing, including the attorneys' fees incurred by both parties (including any costs, expenses or attorneys' fees incurred in filing any lawsuit to compel arbitration under this section, if applicable), shall be paid by the losing party or parties.

         The arbitration provisions in this section are subject to the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (West 1994) (or any successor provisions) and may be specifically enforced by any party, and submission to arbitration proceedings compelled, by any Court of competent jurisdiction. The decision of the arbitrators may be specifically enforced by any party in any court of competent jurisdiction.


                                      XII.

         This Agreement shall be binding upon and inure to the benefit of EXECUTIVE, his heirs and personal representative, and BANK and its successors and assigns and supersedes all prior agreements between EXECUTIVE and BANK regarding deferred compensation. It is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of BANK to discharge EXECUTIVE, with or without cause, or restrict the right of EXECUTIVE to terminate his employment. However, termination of employment by EXECUTIVE prior to retirement for any reason not specifically entitling EXECUTIVE to compensation under the preceding terms of this Agreement shall terminate all obligations of BANK hereunder.

         EXECUTED this ______ day of _______________________, 1997.




                                        ----------------------------------------
                                        LONNY UZZELL, EXECUTIVE


                                        SOUTHSIDE BANK



                                        By:
                                            ------------------------------------
                                            B. G. HARTLEY, CHAIRMAN OF THE BOARD



ATTEST:


----------------------------------
VICE CHAIRMAN OF THE BOARD